PROCEEDS ESCROW AGREEMENT

     THIS PROCEEDS ESCROW AGREEMENT (this "Agreement") is made and entered into this 23rd day December, 2005, by and between CANCER THERAPEUTICS, INC, (the "Company"), and KENNETH I. DENOS P.C., a Utah professional corporation (the "Escrow Agent")

                                    Premises

     The Company proposes to offer for sale to the general public in certain states a total of One Million (1,000,000) Shares of Common Stock (the "Common Stock"), par value, $0.001, at an offering price of $0.50 per share, pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission. The Company agrees herein to offer for sale the Common Stock in accordance with the terms of the prospectus contained in the Registration Statement, or any amendments thereto. In accordance with the terms of the Registration Statement, the Company desires to provide for an escrow of the gross subscription payments for Common Stock until the amount, as set forth below, has been received.

                                    Agreement

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Funds received by the Company, or any officer or representative of the Company, from subscriptions for the purchase of Common Stock in the subject offering shall be deposited promptly with the Escrow Agent, but in any event, no later than noon of the next business day following receipt.

     2. Concurrently with transmitting funds to the Escrow Agent, the Company shall also deliver to the Escrow Agent a schedule setting forth the name and address of each subscriber whose funds are included in such transmittal, the number of Shares subscribed for, and the dollar amount paid. All funds so deposited shall remain the property of the subscriber and shall not be subject to any lien or charges by the Escrow Agent, or judgments or creditors' claims against the Company until released to it in the manner hereinafter provided.

     3. If at any time prior to the expiration of the minimum offering period, as specified in Paragraph 4, One Hundred Thousand Dollars ($100,000) has been deposited pursuant to this Agreement, the Escrow Agreement shall confirm the receipt of such funds to the Company.

     4. If, within four (4) months after the effective date of the Registration Statement, or any extensions or amendments thereof, the Company and its agent have not deposited One Hundred Thousand Dollars ($100,000) in good funds with the Escrow Agent, the Escrow Agent shall so notify the Company and shall promptly transmit to those investors who subscribed for


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the  purchase  of Shares  the amount of money each such  investor  so paid.  The
Escrow Agent shall furnish to the Company an accounting for the refund in full to all subscribers.

     5. If at any time prior to the termination of this escrow the Escrow Agent is advised by the Securities and Exchange Commission that a stop order has been issued with respect to the Registration Statement, the Escrow Agent shall thereon return all funds to the respective subscribers.

     6. It is understood and agreed that the duties of the Escrow Agent are entirely ministerial, being limited to receiving monies from the Company and its agents and holding and disbursing such monies in accordance with this Agreement.

     7. The Escrow Agent is not a party to, and is not bound by, any agreement between the Company and any other party which may be evidenced by or arise out of the foregoing instructions.

     8. The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

     9. The Escrow Agent shall not be required to take or be bound by notice of any default of any person or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Escrow Agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.

     10. The Escrow Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by the Escrow Agent to be genuine and to have been signed by the proper party or parties.

     11. The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct. 12. The Escrow Agent shall not be answerable for the default or misconduct of any agent, attorney, or employee appointed by it if such agent, attorney, or employee shall have been selected with reasonable care.

     13. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the consideration of the foregoing instructions or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.


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     14. In the event of any  disagreement  between  the  undersigned  or any of them, the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and/or demands being made in connection with or for any papers, money, or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim, or demand so long as such disagreement shall continue and, in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to continue to refrain and refuse to so act until:

     (a) the rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers, and property involved herein or affected hereby; and/or

     (b) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all of the persons interested.

     15. The fee of the Escrow Agent is $750.00, receipt of which is hereby acknowledged. In addition, if a minimum of $100,000 is not received in escrow within the escrow period and the Escrow Agent is required to return funds to investors as provided in Section 4, the Escrow Agent shall receive a fee of $5.00 per check for such service. The fee agreed on for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement; however, in the event that the conditions of this Agreement are not fulfilled, the Escrow Agent renders any material service not contemplated by this Agreement there is any assignment of interest in the subject matter of this Agreement, there is any material modification hereof, any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable only from the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                            CANCER THERAPEUTICS, INC.

                            By:/s/Robert K. Oldham
                               ________________________________________________
                               (Signature)

                            Its:CEO
                                _______________________________________________
                                (Duly Authorized Officer, print title)


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     KENNETH I. DENOS,  P.C. hereby  acknowledges  receipt of this Agreement and agrees to act in accordance with said Agreement and on the terms and conditions above set forth this 23rd day of December, 2005.

                             KENNETH I. DENOS, P.C.



                             By:/s/Kenneth I. Denos
                                _______________________________________________
                                 (Signature)

                             Its:President
                                 ______________________________________________
                                 (Duly Authorized Officer, print title)
























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